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                                                                    EXHIBIT 23.1












                        CONSENT OF INDEPENDENT AUDITORS'
                        --------------------------------




Caraco Pharmaceutical Laboratories Ltd.
Detroit, Michigan



We hereby consent to the use in this Pre-Effective Amendment No. 2 to the Registration Statement on Form SB-2 of our report dated February 13, 2002 relating to the financial statements of Caraco Pharmaceutical Laboratories Ltd. for the years ended December 31, 2001, 2000 and 1999, and to the reference to our Firm under the caption "Experts" in the Prospectus.






                                               Rehmann Robson


Troy, Michigan

October 4, 2002



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